SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                   FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):  April 10, 1996




                              KINARK CORPORATION
                         (Exact name of registrant
                         as specified in its charter)




        Delaware                                       1-3920
     (State or other          (Commission              (I.R.S. Employer
     jurisdiction of          File Number)             Identification No.)
     incorporation)




     7060 South Yale Avenue, Tulsa, OK                      74136
     (Address of principal executive offices)               (Zip Code)




     Registrant's telephone number, including area code:  (918) 494-0964




                                    N/A
          (Former name or former address, if changed since last report.)


               (Page 1 of 5 pages.  Exhibit index appears on page 4.)
ITEM 5.   OTHER EVENTS.

     Kinark Corporation (the "Registrant") announced in a press release dated April 10, 1996, that it was withdrawing a rights offering previously announced in October 1995. As disclosed in a registration statement filed with the Securities and Exchange Commission in September 1995, Registrant planned to offer three nontransferable rights for each two shares of common stock held, with each right entitling the holder to purchase one share of Registrant's common stock. Registrant planned to use the proceeds of the rights offering to finance the acquisition of Rogers Galvanizing Company, to pay the related fees and expenses and for general corporate purposes.

     Other possible sources of financing for the acquisition of all or a majority portion of the outstanding capital stock of Rogers Galvanizing Company, including the possibility of a private placement of Registrant's common stock, were also evaluated. As a result, Registrant completed a private placement of its common stock in January 1996 and acquired 68.9% of the outstanding stock of Rogers Galvanizing Company with the proceeds of the private placement in transactions in February and March 1996.

     Registrant is currently evaluating options to raise additional funds to offer to acquire the remaining capital stock of Rogers Galvanizing Company, which options include a new rights offering to its stockholders during the second quarter of 1996. Registrant has not filed a registration statement relating to a new rights offering and no securities will be sold or offers accepted prior to the time the registration statement is filed and becomes effective.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable.

     (B)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

     (C)  EXHIBITS.

     99.1. Press Release dated April 10, 1996, regarding withdrawal of Registrant's rights offering previously announced in October 1995.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KINARK CORPORATION



                                   By:  /s/ Paul R. Chastain
                                        Paul R. Chastain
                                        Vice-President and
                                        Chief Financial Officer

Dated: May 8, 1996

                              EXHIBIT INDEX


Exhibit Number      Description                                       Page

       99.1         Press Release dated April 10, 1996,
                    regarding withdrawal of Registrant's
                    rights offering previously announced
                    in October 1995                                     5